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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934





        Date of Report (Date of earliest event reported): MARCH 10, 2004





                         NORTHERN BORDER PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)





             DELAWARE                    1-12202              93-1120873
   (State or other jurisdiction        (Commission         (I.R.S. Employer
        of incorporation)              File Number)        Identification No.)



                   13710 FNB PARKWAY
                    OMAHA, NEBRASKA                            68154-5200
         (Address of principal executive offices)              (Zip Code)




                                 (402) 492-7300
              (Registrant's telephone number, including area code)





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         99.1     Northern Border Partners, L.P. press release dated
                  March 10, 2004.



ITEM 9.  REGULATION FD DISCLOSURE.

         Attached as Exhibit 99.1 is a copy of Northern Border Partners, L.P. press release, dated March 10, 2004, regarding an order issued yesterday by the Securities and Exchange Commission related to Enron Corp.'s registration as a holding company under the Public Utility Holding Company Act of 1935.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           Northern Border Partners, L.P.
                                           (A Delaware Limited Partnership)

                                           By: /s/ Jerry L. Peters
                                               ---------------------------------
                                               Jerry L. Peters
                                               Chief Financial and
                                               Accounting Officer

Dated: March 10, 2004



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                                  EXHIBIT INDEX

      Exhibit 99.1 -- Northern Border Partners, L.P. Press Release dated
                      March 10, 2004.